Exhibit 99.2

ARCBEST CORPORATION

SUPPLEMENTAL SEGMENT INFORMATION FOR 2016

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31(1)	June 30(1)	September 30(1)	December 31
	2016	2016	2016	2016
	Unaudited
	($ thousands)
REVENUES
Asset-Based	$439,063	$486,251	$509,001	$482,079

ArcBest	142,397	154,347	170,991	172,999
FleetNet	43,564	41,780	39,073	38,212
Total Asset-Light	185,961	196,127	210,064	211,211

Other and eliminations	(3,569)	(5,751)	(5,142)	(5,076)
Total consolidated revenues	$621,455	$676,627	$713,923	$688,214

OPERATING EXPENSES
Asset-Based
Salaries, wages, and benefits	$296,162	$303,214	$312,008	$301,027
Fuel, supplies, and expenses	66,689	72,279	71,773	71,886
Operating taxes and licenses	11,980	12,154	12,312	11,990
Insurance	6,466	7,660	8,487	6,722
Communications and utilities	4,372	4,279	4,608	4,820
Depreciation and amortization	20,392	20,911	20,753	21,514
Rents and purchased transportation	39,696	47,800	58,350	53,310
Gain on sale of property and equipment	(172)	(2,197)	(81)	(529)
Pension settlement expense	677	424	604	569
Other	1,800	2,355	2,137	2,449
Restructuring costs	—	—	—	1,173
Total Asset-Based	448,062	468,879	490,951	474,931

ArcBest
Purchased transportation	111,831	121,502	132,891	135,629
Salaries, wages, and benefits	18,581	17,668	17,782	16,826
Supplies and expenses	4,418	4,641	5,210	5,010
Depreciation and amortization	3,465	3,475	3,698	3,513
Other	4,094	4,888	5,141	5,569
Restructuring costs	—	—	—	8,038
	142,389	152,174	164,722	174,585
FleetNet	42,580	41,184	38,952	37,488
Total Asset-Light	184,969	193,358	203,674	212,073

Other and eliminations	(2,311)	(2,264)	(1,072)	(1)
Total consolidated operating expenses and costs	$630,720	$659,973	$693,553	$687,003

OPERATING INCOME
Asset-Based	$(8,999)	$17,372	$18,050	$7,148
ArcBest	8	2,173	6,269	(1,586)
FleetNet	984	596	121	724
Other	(1,258)	(3,487)	(4,070)	(5,075)
Total consolidated operating income	$(9,265)	$16,654	$20,370	$1,211

(1)

Certain restatements have been made to the prior periods operating segment data to conform to the current period presentation, reflecting the realignment of the Company’s organizational structure as discussed in Exhibit 99.1 to the Form 8-K dated February 8, 2017.

Exhibit 99.2

ARCBEST CORPORATION

SUPPLEMENTAL SEGMENT INFORMATION FOR 2015

	Three Months	Three Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	March 31(1)	June 30(1)	September 30(1)	December 31(1)
	2015	2015	2015	2015
	Unaudited
	($ thousands)
REVENUES
Asset-Based	$440,812	$503,902	$510,849	$461,016

ArcBest	132,729	153,791	157,730	146,186
FleetNet	42,489	42,015	45,181	45,267
Total Asset-Light	175,218	195,806	202,911	191,453

Other and eliminations	(2,754)	(3,593)	(4,380)	(4,335)
Total consolidated revenues	$613,276	$696,115	$709,380	$648,134

OPERATING EXPENSES
Asset-Based
Salaries, wages, and benefits	$277,976	$301,171	$304,369	$288,973
Fuel, supplies, and expenses	79,026	79,646	77,707	70,966
Operating taxes and licenses	11,996	12,322	12,444	12,230
Insurance	5,785	6,267	8,288	8,507
Communications and utilities	3,985	3,766	3,808	4,570
Depreciation and amortization	17,400	18,286	18,841	20,238
Rents and purchased transportation	41,844	52,380	56,920	45,929
Gain on sale of property and equipment	(244)	(594)	(565)	(332)
Pension settlement expense	840	448	572	544
Other	2,161	2,118	1,888	1,666
Total Asset-Based	440,769	475,810	484,272	453,291

ArcBest
Purchased transportation	104,803	119,137	122,726	113,572
Salaries, wages, and benefits	14,964	14,933	15,502	17,039
Supplies and expenses	3,361	3,544	4,009	4,586
Depreciation and amortization	3,421	3,378	3,222	3,354
Other	4,740	4,357	4,925	4,071
	131,289	145,349	150,384	142,622
FleetNet	41,319	40,998	44,225	45,456
Total Asset-Light	172,608	186,347	194,609	188,078

Other and eliminations	(1,381)	492	(2,939)	(547)
Total consolidated operating expenses and costs	$611,996	$662,649	$675,942	$640,822

OPERATING INCOME
Asset-Based	$43	$28,092	$26,577	$7,725
ArcBest	1,440	8,442	7,346	3,564
FleetNet	1,170	1,017	956	(189)
Other	(1,373)	(4,085)	(1,441)	(3,788)
Total consolidated operating income	$1,280	$33,466	$33,438	$7,312

(1)

Certain restatements have been made to the prior periods operating segment data to conform to the current period presentation, reflecting the realignment of the Company’s organizational structure as discussed in Exhibit 99.1 to the Form 8-K dated February 8, 2017.